--------------------------------------------------------------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 10, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     1-12175                  75-2662240
        (STATE OR OTHER           (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)


                             4255 AMON CARTER BLVD.
                             FORT WORTH, TEXAS 76155
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 17, 2000, Sabre Holdings Corporation, through its wholly owned subsidiaries, Sabre Inc. and GetThere Acquisition Corp., completed its acquisition of GetThere Inc., pursuant to the terms of the Agreement and Plan of Merger dated August 28, 2000.

The registrant hereby amends the following items, financial statements, exhibits and other portions of its Current Report on Form 8-K dated October 10, 2000:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  The audited financial statements of GetThere Inc. (formerly GetThere.com, Inc.) as of and for the year ended January 31, 2000 are incorporated herein by reference to GetThere Inc.'s Form 10-K, as amended, for the fiscal year ended January 31, 2000.

                  The unaudited financial statements of GetThere Inc. as of and for the six months ended July 31, 2000 are incorporated herein by reference to GetThere Inc.'s Form 10-Q for the period ended July 31, 2000.


          (b)     Pro forma financial information.

                  The pro forma financial information required to be filed by
         Item 7(b) of Form 8-K is filed herewith as Exhibit 99.1.

         (c)      Exhibits.


         EXHIBIT NUMBER

         23.1             Consent of PricewaterhouseCoopers, LLP, Independent
                          Accountants

         99.1 Unaudited Pro Forma Condensed Combined Balance Sheet of Sabre Holdings Corporation as of September 30,
                          2000; Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the year ended December 31, 1999; and Unaudited Pro Forma
                          Condensed Combined Statement of Operations of Sabre
                          Holdings Corporation for the nine months ended
                          September 30, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SABRE HOLDINGS CORPORATION


DATE:    December 22, 2000             By:     /S/ JEFFERY M. JACKSON
                                               --------------------------
                                               Jeffery M. Jackson
                                               Executive Vice President, Chief
                                               Financial Officer and Treasurer
                                               (Principal Financial and
                                               Accounting Officer)

                                  EXHIBIT INDEX


         Exhibit No.       Description of Exhibit
         -----------       ----------------------

         23.1              Consent of PricewaterhouseCoopers, LLP, Independent
                           Accountants

         99.1 Unaudited Pro Forma Condensed Combined Balance Sheet of Sabre Holdings Corporation as of September 30,
                           2000; Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the year ended December 31, 1999; and Unaudited Pro Forma
                           Condensed Combined Statement of Operations of Sabre
                           Holdings Corporation for the nine months ended
                           September 30, 2000.
